UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
March 12, 2008 — March 17, 2008

(Date of Report — Date of earliest event reported)
TRONOX INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	1-32669	20-2868245

(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Leadership Square, Suite 300 211 N. Robinson Avenue Oklahoma City, Oklahoma		73102

(Address of principal executive offices)		(Zip Code)
(405) 775-5000

(Registrant’s telephone number)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 9.01 Financial Statements and Exhibits
SIGNATURES
First Amendment to Rights Agreement

Item 1.01     Entry into a Material Definitive Agreement

On March 12, 2008, Tronox Incorporated and Computershare Trust Company, N.A., as successor in interest to UMB Bank, N.A., entered into a First Amendment to Rights Agreement, amending the Rights Agreement, dated November 7, 2005, to revise certain thresholds in the Rights Agreement that were thought to be artificially low with respect to the Class A Common Shares that resulted in unintended limits which may have discouraged investment by desirable investors. A copy of the First Amendment to the Rights Agreement is attached hereto as Exhibit 10.1.
Item 9.01     Financial Statements and Exhibits
(d) Exhibits

10.1	First Amendment to Rights Agreement, by and between Tronox Incorporated and Computershare Trust Company, N.A., dated March 12, 2008.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRONOX INCORPORATED
By:	/s/ Michael J. Foster
Michael J. Foster
Vice President, General Counsel and Secretary

Dated: March 17, 2008